TABLE OF CONTENTS 2 03 Forward Looking Statements 04 Corporate Profile 05 Highlights 06 Summary Information 07 Net Asset Value Component Data 08 Summary Balance Sheet 09 Summary Income Statement 10 FFO, Normalized FFO & Adjusted FFO 11 Outstanding Debt 12 Debt Information 13 Core Debt to Core EBITDA 14 Capitalization & Financial Ratios 15 Property Portfolio 17 Development & Redevelopment Pipeline 18 Mezzanine Investments 19 Acquisitions & Dispositions 20 Construction Business Summary 21 Same Store NOI by Segment 22 Top 10 Tenants by Annualized Base Rent 23 Lease Summary 24 Office Lease Expirations 25 Retail Lease Expirations 26 Appendix – Definitions & Reconciliations 30 Same Store vs Non-Same Store Properties 31 Reconciliation to Property Portfolio NOI 33 Reconciliation to GAAP Net Income 1405 Point Baltimore, MD

3 FORWARD - LOOKING STATEMENTS This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated April 30, 2020, which has been furnished as Exhibit 99.1 to our Form 8-K filed on April 30, 2020. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, and the Company’s financial outlook and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward- looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the other documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company’s Current Report on Form 8-K filed with the SEC on April 2, 2020. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). These factors include, without limitation: (a) the impact of the coronavirus (COVID-19) pandemic on macroeconomic conditions and economic conditions in the markets in which the Company operates, including, among others: (i) disruptions in, or a lack of access to, the capital markets or disruptions in the Company’s ability to borrow amounts subject to existing construction loan commitments; (ii) adverse impacts to the Company’s tenants’ and other third parties’ businesses and financial condition that adversely affect the ability and willingness of the Company’s tenants and other third parties to satisfy their rent and other obligations to the Company, including deferred rent; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases or to re-lease the Company’s properties on the same or better terms in the event of nonrenewal or early termination of existing leases; and (iv) federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, shelter-in place orders and other restrictions, and the timing and amount of economic stimulus or other initiatives; (b) the Company’s ability to continue construction on development and construction projects, in each case on the timeframes and on terms currently anticipated; (c) the Company’s ability to accurately assess and predict the impact of the COVID-19 pandemic on its results of operations, financial condition, dividend policy, acquisition and disposition activities and growth opportunities; and (d) the Company’s ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders.

AHH LISTED NYSE

CORPORATE PROFILE

4

Armada Hoffler Properties, Inc. (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust ("REIT") with four decades of experience developing, building, acquiring, and managing high-quality, institutional-grade office, retail, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. In addition to developing and building properties for its own account, the Company also provides development and general contracting construction services to third-party clients. Founded in 1979 by Daniel A. Hoffler, the Company has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information, visit ArmadaHoffler.com.

BOARD OF DIRECTORS

Daniel A. Hoffler, Executive Chairman of the Board
Louis S. Haddad, Vice Chairman of the Board
James C. Cherry, Lead Independent Director
George F. Allen, Independent Director
James A. Carroll, Independent Director
Eva S. Hardy, Independent Director
A. Russell Kirk, Director
Dorothy S. McAuliffe, Independent Director
John W. Snow, Independent Director

CORPORATE OFFICERS

Louis S. Haddad, President and Chief Executive Officer
Michael P. O'Hara, Chief Financial Officer
Shawn J. Tibbetts, Chief Operating Officer
Eric E. Apperson, President of Construction
Shelly R. Hampton, President of Asset Management

ANALYST COVERAGE

Bank of America Merrill Lynch
James Feldman
(646) 855-5808
james.feldman@bofa.com

D. A. Davidson & Co.
Barry Oxford
(212) 240-9871
boxford@dadco.com

Janney, Montgomery, & Scott LLC
Robert Stevenson
(646) 840-3217
robertstevenson@janney.com

Stifel, Nicolaus & Company Inc.
John Guinee
(443) 224-1307
jwguinee@stifel.com

Raymond James & Associates
Bill Crow
(727) 567-2594
bill.crow@raymondjames.com

Robert W. Baird & Co.
David Rodgers
(216) 737-7341
drodgers@rwbaird.com

HIGHLIGHTS 5 • Net income attributable to common stockholders and OP Unit holders of $8.2 million, or $0.11 per diluted share, compared to $6.5 million, or $0.10 per diluted share, for the three months ended March 31, 2019. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $22.3 million, or $0.29 per diluted share, compared to $16.6 million, or $0.25 per diluted share, for the three months ended March 31, 2019. See "Non-GAAP Financial Measures.“ • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $24.7 million, or $0.32 per diluted share, compared to $18.5 million, or $0.27 per diluted share, for the three months ended March 31, 2019. • Core operating property portfolio occupancy at 95.6% as of March 31, 2020 compared to 96.5% as of December 31, 2019. • Same Store Net Operating Income (“NOI”) increased 1.7% on a GAAP basis and 3.6% on a cash basis compared to the quarter ended March 31, 2019. • Third-party construction backlog as of March 31, 2020 was $235.6 million. • Reaffirmed its commitment to best-in-class corporate governance practices by waiving the option to classify its Board without stockholder approval under Maryland law, commonly referred to as MUTA. • Established a Sustainability Committee to support the Company's ongoing commitment to environmental, workplace health and safety, corporate social responsibility, corporate governance, and other sustainability matters. The Sustainability Committee's 2019 Report can be accessed through the Company's website, ArmadaHoffler.com/Sustainability. • Adopted several new corporate governance policies related to: environmental matters, human rights, vendor code of business conduct, clawback of incentive compensation, and anti-hedging. COVID - 19 UPDATE: • Board of Directors suspends quarterly cash dividend on common stock and OP Units. • Board of Directors declares cash dividend of $0.421875 per share on its Series A Cumulative Redeemable Perpetual Preferred Stock payable on July 15, 2020 to stockholders of record on July 1, 2020. • Board of Directors elects to reduce compensation by 25%. President and Chief Executive Officer Louis Haddad elects to reduce salary by 25%. • Provided a comprehensive update on the current impact of the COVID-19 pandemic on the Company's business as set forth in the separate presentation found on the Investors page of the Company's website, ArmadaHoffler.com. The Company's executive management team will discuss current events including COVID-19 during today's webcast and conference call. • As of April 24, collected 78% of total portfolio rents due for the month of April, including 100% of office tenant rents, 97% of multifamily tenant rents, and 57% of retail tenant rents. Please refer to the COVID-19 presentation for additional details regarding the composition and status of the Company's tenants and residents. • All third-party construction sites remain active and fully operational. • Deferred the commencement of three development projects, postponed all asset acquisition activity, and suspended non-essential capital expenditures. • Because of the uncertainty surrounding the future impact of the COVID-19 pandemic, the Company has withdrawn its 2020 full-year Normalized FFO guidance that was previously issued on February 6, 2020.

AHH LISTED NYSE

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE DATE

6

	Three months ended				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
OPERATIONAL METRICS					
Net income attributable to common stockholders and OP unit holders	$8,160	$7,215	$9,869	$5,992	$6,514
Net income attributable to common stockholders and OP unit holders per diluted share	**$0.11**	**$0.09**	**$0.13**	**$0.08**	**$0.10**
Rental properties Net Operating Income (NOI)	28,581	27,811	28,167	25,012	21,056
General contracting and real estate services gross profit	1,718	1,058	1,192	1,321	750
Adjusted EBITDA[1]	33,103	30,843	31,150	28,800	24,727
Funds From Operations (FFO) attributable to common stockholders and OP unit holders	22,252	22,500	21,706	19,137	16,643
FFO per diluted share attributable to common stockholders and OP unit holders	**$0.29**	**$0.29**	**$0.29**	**$0.27**	**$0.25**
Normalized FFO attributable to common stockholders and OP unit holders	24,697	22,896	22,474	21,212	18,506
Normalized FFO per diluted share attributable to common stockholders and OP unit holders	**$0.32**	**$0.30**	**$0.30**	**$0.30**	**$0.27**
Annualized dividend yield	8.22%	4.58%	4.64%	5.08%	5.39%
CAPITALIZATION					
Common shares outstanding	56,492	56,278	54,875	52,794	52,327
Operating Partnership units outstanding	21,273	21,273	21,167	21,178	16,992
Common shares and OP units outstanding	77,765	77,551	76,042	73,972	69,319
Market price per common share	$10.70	$18.35	$18.09	$16.55	$15.59
Common equity capitalization[2]	$832,085	$1,423,061	$1,375,600	$1,224,237	$1,080,683
Preferred equity capitalization	63,250	63,250	63,250	63,250	-
Total equity capitalization	$895,335	$1,486,311	$1,438,850	$1,287,487	$1,080,683
Total debt[3]	1,016,293	960,819	951,891	956,068	744,123
Total capitalization	1,911,628	2,447,130	2,390,741	2,243,555	1,824,806
Less: cash	(52,788)	(43,579)	(47,606)	(25,961)	(18,959)
Total enterprise value	$1,858,840	$2,403,551	$2,343,135	$2,217,594	$1,805,847
BALANCE SHEET METRICS					
Core debt / enterprise value	45.0%	33.6%	33.4%	27.0%	30.0%
Core debt + preferred equity / enterprise value	48.4%	36.2%	36.1%	29.8%	-
Fixed charge coverage ratio	2.8x	2.5x	2.7x	2.9x	3.4x
Core debt / Annualized core EBITDA	6.5x	6.8x	6.6x	6.1x	6.1x
Core debt + preferred equity / Annualized core EBITDA	7.0x	7.3x	7.2x	6.7x	-
CORE PORTFOLIO OCCUPANCY					
Office[4]	96.6%	96.6%	96.6%	94.6%	94.9%
Retail[4]	96.1%	96.9%	96.8%	96.6%	96.1%
Multifamily[5]	93.7%	95.6%	95.8%	94.7% [6]	97.2%
Weighted Average[7]	95.6%	96.5%	96.5%	95.6%	96.0%

(1) See definition on page 28.
(2) Includes common shares and OP units.
(3) Excludes GAAP adjustments.
(4) Office and retail occupancy based on leased square feet as a % of respective total.
(5) Multifamily occupancy based on occupied units as a % of respective total.
(6) Includes impact of seasonality, attributed to the reduced summer occupancy at the JHU student housing property.
(7) Total occupancy weighted by annualized base rent.

AHH LISTED NYSE

NET ASSET VALUE COMPONENT DATA

7

$ IN THOUSANDS

Stabilized Portfolio NOI (Cash)[1]	Three months ended 3/31/2020	Annualized 3/31/2020
Stabilized Virginia Beach (VB) Town Center[1]		
Office[2]	$3,503	$14,012
Retail[2]	1,944	7,776
Multifamily	1,812	7,248
Total Stabilized VB Town Center NOI	$7,259	$29,036
Stabilized Portfolio (Excludes VB Town Center)[1]		
Office[2]	$2,912	$11,648
Retail	12,635	50,540
Multifamily	4,994	19,976
Total Stabilized Portfolio (Excludes VB Town Center)	$20,541	$82,164
Combined Stabilized Portfolio NOI	$27,800	$111,200
Run Rate Adjustments[1]		
Signed Leases Not Yet Occupied or In Free Rent Period	$901	$3,604
Net Dispositions Completed Intra-Quarter	-	-
Total Run Rate Adjustments	$901	$3,604
Total	$28,701	$114,804

Non-Stabilized Portfolio and Development Pipeline (Cost Basis)[3] See page 17 for a list of properties	As of 3/31/2020
Income Producing Properties	$14,000
Construction In Process	150,000
Other Assets	24,000
Total Non-Stabilized Development Portfolio	188,000
Redevelopment in Process	17,000
Total Non-Stabilized Redevelopment and Development Portfolio	$205,000

Third-Party General Contracting and Real Estate Services	Trailing 12 Months
General Contracting Gross Profit	$5,289

Non-Property Assets[4]	As of 3/31/2020
Cash and Cash Equivalents	$48,096
Restricted cash	4,692
Accounts Receivable	22,831
Notes Receivable, Including Mezzanine Investments[5]	177,344
Construction receivables, including retentions	35,051
Acquired lease intangible assets, net	65,014
Other Assets	34,862
Land Held for Development (Book Value)	13,607
Total Non-Property Assets	$401,497

Liabilities[4]	As of 3/31/2020
Mortgages and Notes Payable[5]	$1,016,293
Accounts Payable and Accrued Liabilities	15,768
Construction Payables, Including Retentions	50,161
Other Liabilities	75,715
Total Liabilities	$1,157,937

Preferred Equity	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$63,250

Common Equity	As of 3/31/2020
Total common shares outstanding	56,492
Total OP units outstanding	21,273
Total Common Shares & OP Units Outstanding	77,765

(1) NOI from non-stabilized portfolio and development pipeline excluded from stabilized portfolio.
(2) Includes leases for spaces occupied by Armada Hoffler which are eliminated for GAAP purposes.
(3) NOI not included in Stabilized Portfolio.
(4) Excludes lease right of use assets and lease liabilities.
(5) Excludes GAAP adjustments.

SUMMARY BALANCE SHEET 8 $ IN THOUSANDS As of 3/31/2020 12/31/2019 Assets (Unaudited) Real estate investments: Income producing property $1,465,882 $1,460,723 Held for development 13,607 5,000 Construction in progress 155,672 140,601 Accumulated depreciation (235,249) (224,738) Net real estate investments 1,399,912 1,381,586 Real estate investments held for sale - 1,460 Cash and cash equivalents 48,096 39,232 Restricted cash 4,692 4,347 Accounts receivable, net 22,831 23,470 Notes receivable, net 178,652 159,371 Construction receivables, including retentions, net 35,051 36,361 Construction contract costs and estimated earnings in excess of billings, net 458 249 Operating lease right-of-use assets, net 32,997 33,088 Finance lease right-of-use assets, net 23,983 24,130 Acquired lease intangible assets, net 65,014 68,702 Other assets 34,404 32,901 Total Assets $1,846,090 $1,804,897 Liabilities and Equity Indebtedness, net $1,006,617 $950,537 Accounts payable and accrued liabilities 15,768 17,803 Construction payables, including retentions 50,161 53,382 Billings in excess of costs and estimated earnings 6,311 5,306 Operating lease liabilities 41,512 41,474 Finance lease liabilities 17,916 17,903 Other liabilities 69,404 63,045 Total Liabilities 1,207,689 1,149,450 Total Equity 638,401 655,447 Total Liabilities and Equity $1,846,090 $1,804,897

SUMMARY INCOME STATEMENT 9 IN THOUSANDS, EXCEPT PER SHARE DATA Three months ended 3/31/2020 3/31/2019 Revenues (Unaudited) Rental revenues $42,289 $30,909 General contracting and real estate services revenues 47,268 17,036 Total Revenues 89,557 47,945 Expenses Rental expenses 9,375 6,725 Real estate taxes 4,333 3,128 General contracting and real estate services expenses 45,550 16,286 Depreciation and amortization 14,279 9,904 Amortization of right-of-use assets - finance leases 147 - General and administrative expenses 3,793 3,401 Acquisition, development and other pursuit costs 27 400 Impairment charges 158 - Total Expenses 77,662 39,844 Operating Income 11,895 8,101 Interest income 7,226 5,319 Interest expense on indebtedness (7,959) (5,886) Interest expense on finance leases (229) - Change in fair value of interest rate derivatives (1,736) (1,463) Equity in income of unconsolidated real estate entities - 273 Provision for unrealized credit losses (377) - Other income (expense), net 58 60 Income before taxes 8,878 6,404 Income tax benefit (provision) 257 110 Net Income $9,135 $6,514 Net income attributable to noncontrolling interest in investment entities 92 - Preferred stock dividends (1,067) - Net income attributable to AHH and OP Unit holders $8,160 $6,514 Net income per diluted share and unit attributable to AHH and OP Unit holders $0.11 $0.10 Weighted Average Shares & Units - Diluted 77,671 67,919

AHH LISTED NYSE

FFO, NORMALIZED FFO & AFFO[1]

10

$ IN THOUSANDS, EXCEPT PER SHARE DATA

	Three months ended (Unaudited)				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Funds From Operations					
Net income attributable to AHH and OP unit holders	**$8,160**	**$7,215**	**$9,869**	**$5,992**	**$6,514**
Earnings per diluted share	$0.11	$0.09	$0.13	$0.08	$0.10
Depreciation and amortization[2]	14,092	15,285	15,057	13,145	10,129
Gains (losses) on dispositions of operating real estate[3]	-	-	(3,220)	-	-
FFO	**$22,252**	**$22,500**	**$21,706**	**$19,137**	**$16,643**
FFO per diluted share	$0.29	$0.29	$0.29	$0.27	$0.25
Normalized FFO					
Acquisition, development & other pursuit costs	27	294	93	57	400
Loss on extinguishment of debt	-	30	-	-	-
Impairment of intangible assets and liabilities	158	252	-	-	-
Provision for unrealized credit losses	377	-	-	-	-
Amortization of right-of-use assets - finance leases	147	147	145	85	-
Change in fair value of interest rate derivatives	1,736	(327)	530	1,933	1,463
Normalized FFO	**$24,697**	**$22,896**	**$22,474**	**$21,212**	**$18,506**
Normalized FFO per diluted share	$0.32	$0.30	$0.30	$0.30	$0.27
Adjusted FFO					
Non-cash stock compensation	1,030	274	323	327	689
Acquisition, development & other pursuit costs	(27)	(294)	(93)	(57)	(400)
Tenant improvements, leasing commissions, lease incentives[4]	(1,318)	(1,065)	(2,057)	(841)	(809)
Property related capital expenditures	(1,014)	(2,426)	(1,565)	(1,983)	(1,494)
Adjustment for loan modification and exit fees	(2,074)	(1,860)	(1,371)	(1,238)	(1,118)
Non-cash interest expense[5]	638	588	425	509	304
Cash ground rent payment - finance lease	(216)	(216)	(207)	(112)	-
GAAP Adjustments	(984)	(958)	(1,686)	(1,422)	(850)
AFFO	**$20,732**	**$16,939**	**$16,243**	**$16,395**	**$14,828**
AFFO per diluted share	$0.27	$0.22	$0.22	$0.23	$0.22
Weighted Average Common Shares Outstanding	56,398	55,581	53,463	52,451	50,926
Weighted Average Operating Partnership ("OP") Units Outstanding	21,273	21,181	21,080	18,781	16,993
Total Weighted Average Common Shares and OP Units Outstanding	77,671	76,762	74,543	71,232	67,919

(1) See definitions on pages 27-28.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments and unconsolidated entities.
(3) The adjustment for gain on operating real estate dispositions for the 3 months ended 9/30/2019 excludes the portion of the gain on Lightfoot Marketplace that was allocated to our joint venture partner and excludes the gain on sale of a non-operating land parcel.
(4) Excludes development, redevelopment, and first generation space.
(5) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.

AHH LISTED NYSE

OUTSTANDING DEBT

11

$ IN THOUSANDS

Debt	Stated Rate	Effective Rate as of 3/31/2020	Maturity Date	2020	2021	2022	2023	2024	Thereafter	Outstanding as of 3/31/2020
				Debt Maturities & Principal Payments						
Secured Notes Payable - Core Debt										
Hoffler Place	L+3.24%	4.23%	Jan-2021	-	$29,589					$29,589
Southgate Square	L+1.60%	2.59%	Apr-2021	660	19,682					20,342
Encore Apartments	3.25%	3.25%	Sep-2021	379	24,338					24,717
4525 Main Street	3.25%	3.25%	Sep-2021	487	31,230					31,717
Red Mill West	4.23%	4.23%	Jun-2022	336	465	10,386				11,187
Thames Street Wharf	L+1.30%	1.81% (1)	Jun-2022	-	-	70,000				70,000
Hanbury Village	3.78%	3.78%	Aug-2022	79	532	17,774				18,385
Marketplace at Hilltop	4.42%	4.42%	Oct-2022	299	414	9,706				10,419
1405 Point	L+2.25%	3.24%	Jan-2023	-	714	754	51,532			53,000
Socastee Commons	4.57%	4.57%	Jan-2023	82	115	120	4,223			4,540
Sandbridge Commons	L+1.75%	2.74%	Jan-2023	186	257	268	7,248			7,959
249 Central Park Retail	L+1.60%	3.85% (1)	Aug-2023	175	245	260	16,092			16,772
Fountain Plaza Retail	L+1.60%	3.85% (1)	Aug-2023	105	147	156	9,685			10,093
South Retail	L+1.60%	3.85% (1)	Aug-2023	77	107	114	7,065			7,363
One City Center	L+1.85%	2.84%	Apr-2024	447	628	659	691	22,734		25,159
Red Mill Central	4.80%	4.80%	Jun-2024	131	175	175	175	1,838		2,494
Premier Apartments	L+1.55%	2.54%	Oct-2024	34	208	221	234	16,053		16,750
Red Mill South	3.57%	3.57%	May-2025	229	315	327	338	351	4,502	6,062
Brooks Crossing Office	L+1.60%	2.59%	Jul-2025	299	734	753	774	793	11,058	14,411
Market at Mill Creek	L+1.55%	2.54%	Jul-2025	486	647	647	647	647	10,960	14,034
Johns Hopkins Village	L+1.25%	4.19% (1)	Aug-2025	707	988	1,031	1,075	1,116	46,649	51,566
North Point Center Note 2	7.25%	7.25%	Sep-2025	99	140	151	162	174	1,467	2,193
Lexington Square	4.50%	4.50%	Sep-2028	193	268	280	293	306	13,293	14,633
Red Mill North	4.73%	4.73%	Dec-2028	76	105	110	116	121	3,842	4,370
Greenside Apartments	3.17%	3.17%	Dec-2029	505	697	720	743	765	30,398	33,828
Smith's Landing	4.05%	4.05%	Jun-2035	635	880	917	956	994	13,584	17,966
Liberty Apartments	5.66%	5.66%	Nov-2043	217	304	322	341	361	12,549	14,094
The Cosmopolitan	3.35%	3.35%	Jul-2051	597	819	847	876	906	39,461	43,506
Total - Secured Core Debt				$7,520	$114,743	$116,698	$103,266	$47,159	$187,763	$577,149
Secured Notes Payable - Development Pipeline										
Summit Place	L+3.24%	4.23%	Jan-2021	-	30,135					30,135
Wills Wharf	L+2.25%	3.24%	Jun-2023	-	-	-	45,759			45,759
Premier Retail	L+1.55%	2.54%	Oct-2024	17	102	109	115	7,907		8,250
Total - Development Pipeline				17	30,237	109	45,874	7,907		84,144
Total Secured Notes Payable				$7,537	$144,980	$116,807	$149,140	$55,066	$187,763	$661,293
Unsecured Core Debt										
Senior Unsecured Line of Credit	L+1.30%-1.85%	2.49%	Jan-2024	-	-	-	-	$150,000		$150,000
Senior Unsecured Term Loan	L+1.25%-1.80%	2.44%	Jan-2025	-	-	-	-	-	19,500 (2)	19,500
Senior Unsecured Term Loan	L+1.25%-1.80%	1.95% - 4.47% (1)(2)	Jan-2025	-	-	-	-	-	185,500 (2)	185,500
Total - Unsecured Core Debt				-	-	-	-	150,000	205,000	355,000
Total Notes Payable excluding GAAP Adjustments				**$7,537**	**$144,980**	**$116,807**	**$149,140**	**$205,066**	**$392,763**	**$1,016,293**
GAAP Adjustments										(9,676)
Total Notes Payable										**$1,006,617**

(1) Includes debt subject to interest rate swap locks.
(2) Reflects the impact of swap locks effective 4/1/2020.

DEBT INFORMATION 12 $ IN THOUSANDS Debt Maturities $350,000 5.0% $300,000 4.0% $250,000 3.6% 3.4% 3.4% 3.0% $200,000 2.7% 2.6% $150,000 2.0% $100,000 1.0% $50,000 $0 0.0% 2020 2021 2022 2023 2024 Thereafter Fixed-Rate Debt Variable-Rate Debt Weighted Average Interest Rate Total Debt Composition Interest Rate Cap Agreements Weighted Average Notional % of Debt Interest Rate Maturity Effective Date Maturity Date Strike Rate Amount Secured vs. Unsecured Debt July 2018 August 2020 2.50% $50,000 Unsecured Debt 34.9% 2.9% 4.4 Yrs December 2018 January 2021 2.75% 50,000 Secured Debt 65.1% 3.4% 6.0 Yrs May 2019 June 2022 2.50% 100,000 Variable vs. Fixed-rate Debt January 2020 February 2022 1.75% 100,000 March 2020 March 2022 1.50% 100,000 Variable-rate Debt(2) 42.8% 2.9% 3.3 Yrs Total Interest Rate Caps $400,000 Fixed-rate Debt(1)(3) 57.2% 3.4% 7.1 Yrs (1)(3) Fixed-rate and Hedged Debt 96.6% Fixed-rate Debt(1)(3) 581,405 Total 3.2% 5.5 Yrs Fixed-rate and Hedged Debt $981,405 (3) % of Total Debt 96.6% (1) Includes debt subject to interest rate swap locks. (2) Excludes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments.

AHH LISTED NYSE

CORE DEBT TO CORE EBITDA(1)

$ IN THOUSANDS

13

	Three months ended				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Net income attributable to common stockholders and OP unit holders	$8,160	$7,215	$9,869	$5,992	$6,514
Excluding:					
Depreciation and amortization(2)	14,092	15,285	15,057	13,145	10,129
Amortization of right-of-use assets - finance leases	147	147	145	85	-
(Gain) Loss on operating real estate dispositions	-	-	(3,220) (3)	-	-
Income tax provision (benefit)	(257)	(152)	(199)	(30)	(110)
Interest expense(2)	7,805	8,359	8,624	7,348	6,042
Interest expense - finance leases	229	228	228	112	-
Change in fair value of interest rate derivatives	1,736	(327)	530	1,933	1,463
Cash ground rent payment - finance leases	(216)	(216)	(207)	(112)	-
Loss on extinguishment of debt	-	30	-	-	-
Provision for unrealized credit losses	377	-	-	-	-
Non-cash stock compensation	1,030	274	323	327	689
Adjusted EBITDA	$33,103	$30,843	$31,150	$28,800	$24,727
Other adjustments:					
Development/Redevelopment(2)(5)	(1,133)	(1,010)	(1,499)	(2,183)	(2,452)
(Less) Net Acquisitions/Dispositions completed intra-quarter	-	-	(226)	(1,978)	-
Core EBITDA	$31,970	$29,833	$29,425	$24,639	$22,275
Total debt(4)	$1,016,293	$960,819	$951,891	$956,068	$744,123
Adjustments to debt:					
(Less) Development/Redevelopment(2)(5)	(127,650)	(109,930)	(122,597)	(161,528)	(182,780)
(Less) Net Acquisitions/Dispositions completed intra-quarter	-	-	-	(170,476)	-
(Less) Cash & restricted cash	(52,788)	(43,579)	(47,606)	(25,961)	(18,959)
Core Debt	$835,855	$807,310	$781,688	$598,103	$542,384
Core Debt/Annualized Core EBITDA	**6.5x**	**6.8x**	**6.6x**	**6.1x**	**6.1x**

(1) See definitions on page 28.
(2) Adjusted for the depreciation and interest expense attributable to noncontrolling interests in consolidated investments and unconsolidated entities.
(3) The adjustment for gain on operating real estate dispositions excludes the portion of the gain on Lightfoot Marketplace in 3Q19 that was allocated to our joint venture partner.
(4) Excludes GAAP Adjustments.
(5) Includes the redevelopment of the Cosmopolitan apartments

CAPITALIZATION & FINANCIAL RATIOS 14 $ IN THOUSANDS AS OF MARCH 31, 2020 Debt % of Total Principal Balance Unsecured credit facility 15% $150,000 Unsecured term loans 20% 205,000 Mortgages payable 65% 661,293 Total debt $1,016,293 Liquidation Value Preferred Equity Shares Per Share Total Liquidation Value 6.75% Series A Cumulative Redeemable 2,530 $25.00 $63,250 Perpetual Preferred Stock (NYSE: AHHPrA) Preferred Equity Unsecured Credit Facility Unsecured Term Loans Common Equity % of Total Shares/Units Stock Price Market Value Common stock (NYSE: AHH) 73% 56,492 $10.70 $604,464 Common Units Mortgages Payable Common units 27% 21,273 $10.70 227,621 Equity market capitalization 77,765 $832,085 Total capitalization $1,911,628 Financial Ratios Debt Service Coverage Ratio(1) 3.0x Fixed Charge Coverage Ratio(2) 2.8x Net Debt to Adjusted EBITDA 7.7x Core Debt to Core EBITDA 6.5x Core Debt + Preferred Equity to Core EBITDA 7.0x Debt/Market capitalization 53% Liquidity Unencumbered Properties Cash on hand $52,788 % of Total Properties 59% Availability under credit facility - % of Annualized Base Rent 40% Availability under construction loans 40,381 $93,169 (1) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense and required principal repayment (2) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends

AHH
LISTED
NYSE

PROPERTY PORTFOLIO

AS OF MARCH 31, 2020

15

Property	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development/ Redevelopment Properties	Total	Core Occupancy[2]	Development/ Redevelopment Leased[2]	ABR[3]	ABR per Leased SF[3]
Retail Properties												
249 Central Park Retail	Cheesecake Factory, Brooks Brothers	Virginia Beach, VA	✓	-	2004	92,400	-	92,400	97.9%	-	$2,561,001	$28.32
Alexander Pointe [6]	Harris Teeter	Salisbury, NC		100%	1997	64,724	-	64,724	95.7%	-	649,308	10.49
Apex Entertainment	Apex Entertainment, USI	Virginia Beach, VA	✓	100%	2002	-	103,335	103,335	-	100.0%	1,471,503	14.24
Bermuda Crossroads[6]	Food Lion, OfficeMax	Chester, VA		100%	2001	122,566	-	122,566	98.4%	-	1,755,580	14.56
Broad Creek Shopping Center[6][9]	Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	121,504	-	121,504	95.5%	-	2,072,367	17.86
Broadmoor Plaza	Kroger	South Bend, IN		100%	1980	115,059	-	115,059	97.5%	-	1,383,006	12.32
Brooks Crossing Retail	Various Small Shops	Newport News, VA		100%	2016	18,349	-	18,349	66.3%	-	169,740	13.95
Columbus Village[6]	Barnes & Noble, Shake Shack	Virginia Beach, VA	✓	100%	1980/2013	-	62,362	62,362	-	90.8%	1,715,356	30.29
Columbus Village II	Regal Cinemas, BB&B	Virginia Beach, VA	✓	100%	1995/1996	92,061	-	92,061	96.7%	-	1,595,334	17.92
Commerce Street Retail[5]	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	886,965	46.26
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	139,311	43.85
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	79.0%	-	1,513,551	18.04
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	1,051,239	29.23
Gainsborough Square	Food Lion	Chesapeake, VA		100%	1999	88,862	-	88,862	95.6%	-	1,329,455	15.65
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	-	15,719	92.6%	-	309,465	21.26
Hanbury Village[6]	Harris Teeter, Walgreens	Chesapeake, VA		32%	2006/2009	116,635	-	116,635	100.0%	-	2,547,561	21.84
Harper Hill Commons[6]	Harris Teeter	Winston-Salem, NC		100%	2004	96,914	-	96,914	85.0%	-	947,389	11.50
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		100%	1999	49,000	-	49,000	100.0%	-	717,850	14.65
Indian Lakes Crossing[6]	Harris Teeter	Virginia Beach, VA		100%	2008	64,973	-	64,973	97.5%	-	877,324	13.85
Lexington Square	Lowes Foods	Lexington, SC		-	2017	85,540	-	85,540	98.2%	-	1,829,558	21.78
Market at Mill Creek [6]	Lowes Foods	Mt. Pleasant, SC		-	2018	80,405	-	80,405	95.8%	-	1,755,874	22.79
Marketplace at Hilltop[6][9]	Total Wine, Panera	Virginia Beach, VA		-	2000/2001	116,953	-	116,953	100.0%	-	2,605,772	22.28
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,935	-	114,935	95.8%	-	1,394,118	12.66
North Point Center[6]	Harris Teeter, Home Depot, Costco	Durham, NC		88%	1998/2009	494,746	-	494,746	100.0%	-	3,827,845	7.74
Oakland Marketplace[6]	Kroger	Oakland, TN		100%	2004	64,538	-	64,538	100.0%	-	481,332	7.46
Parkway Centre	Publix	Moultrie, GA		100%	2017	61,200	-	61,200	98.0%	-	814,128	13.57
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	94.4%	-	727,263	20.37
Patterson Place	BB&B, PetSmart, DSW	Durham, NC		100%	2004	160,942	-	160,942	94.3%	-	2,476,367	16.31
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,270,853	17.11
Premier Retail	Williams Sonoma, Pottery Barn	Virginia Beach, VA	✓	-	2018	-	39,162	39,162	-	75.6%	969,014	32.73
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	-	103,118	97.5%	-	2,764,968	27.50
Red Mill Commons[6]	Homegoods, Walgreens	Virginia Beach, VA		8%	2000-2005	373,808	-	373,808	94.4%	-	6,177,238	17.51
Renaissance Square	Harris Teeter	Davidson, NC		100%	2008	80,467	-	80,467	90.4%	-	1,269,993	17.47
Sandbridge Commons[6]	Harris Teeter	Virginia Beach, VA		-	2015	76,650	-	76,650	98.5%	-	1,056,840	14.00
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,273	-	57,273	100.0%	-	651,797	11.38
Southgate Square	Burlington, PetSmart, Michaels, Conn's	Colonial Heights, VA		-	1991/2016	260,131	-	260,131	93.6%	-	3,346,192	13.74
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	100.0%	-	997,134	25.89
South Square	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	-	109,590	98.1%	-	1,794,697	16.70
Southshore Shops	Buffalo Wild Wings	Chesterfield, VA		100%	2006	40,307	-	40,307	78.8%	-	669,194	21.07
Stone House Square[6]	Weis Markets	Hagerstown, MD		100%	2008	112,274	-	112,274	93.1%	-	1,791,272	17.14
Studio 56 Retail	McCormick & Schmick's	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	100.0%	-	473,695	40.86
Tyre Neck Harris Teeter[6][9]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	533,285	10.91
Wendover Village	BB&B, T.J. Maxx, Petco	Greensboro, NC		100%	2004	176,939	-	176,939	100.0%	-	3,564,025	20.14
Total / Weighted Avg Retail Portfolio				**63%**		**4,004,087**	**204,859**	**4,208,946**	**96.1%**		**$66,935,759**	**$16.58**

AHH LISTED NYSE

PROPERTY PORTFOLIO CONT.

16

AS OF MARCH 31, 2020

						Net Rentable Square Feet (RSF)[1]						
Office Properties	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	234,938	-	234,938	98.1%	-	$6,760,796	$29.33
Armada Hoffler Tower[4][5]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	320,680	-	320,680	94.9%	-	8,822,528	28.98
Brooks Crossing Office	Huntington Ingalls Industries	Newport News, VA		-	2019	98,061	-	98,061	100.0%	-	1,814,129	18.50
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	128,876	-	128,876	97.5%	-	3,153,421	25.10
One City Center	Duke University, WeWork	Durham, NC		-	2019	152,815	-	152,815	87.8%	-	4,397,609	32.79
Thames Street Wharf[4]	Morgan Stanley, JHU Medical	Baltimore, MD		-	2010	263,426	-	263,426	99.4%	-	7,206,502	27.53
Two Columbus	HBA Architects	Virginia Beach, VA	✓	100%	2009	108,459	-	108,459	100.0%	-	2,781,346	25.64
Total / Weighted Average Office Portfolio				**42%**		**1,307,255**	**-**	**1,307,255**	**96.6%**		**$34,936,331**	**$27.66**

					Units/Beds						
Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Core Properties	Development/ Redevelopment Properties	Total Units/Beds	Core Occupancy[2]	Development/ Redevelopment Occupancy[2]	ABR[7]	Monthly Rent per Occupied Unit/Beds
1405 Point[8][9]	Baltimore, MD		-	2018	289	-	289	91.0%	-	$6,773,664	$2,146.28
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	87.4%	-	3,976,332	1,325.44
Greenside Apartments	Charlotte, NC		-	2018	225	-	225	94.2%	-	4,040,370	1,588.20
Hoffler Place[10]	Charleston, SC		-	2019	258	-	258	86.0%	-	3,507,356	1,316.58
Johns Hopkins Village[8][9][10]	Baltimore, MD		-	2016	568	-	568	97.7%	-	7,624,416	1,144.81
Liberty Apartments[8]	Newport News, VA		-	2013	197	-	197	93.9%	-	2,495,257	1,123.73
Premier Apartments	Virginia Beach, VA	✓	-	2018	131	-	131	96.2%	-	2,207,352	1,459.89
Smith's Landing[9]	Blacksburg, VA		-	2009	284	-	284	100.0%	-	4,284,972	1,257.33
The Cosmopolitan[8]	Virginia Beach, VA	✓	-	2006	-	342	342	-	84.8% [11]	4,879,512	1,701.36
Total / Weighted Avg Multifamily Portfolio			-		**2,238**	**342**	**2,580**	**93.7%**		**$39,789,230**	**$1,419.40**

Properties with Tenants Subject to Ground Lease	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	ABR
Alexander Pointe	1	7,014	$10,000
Bermuda Crossroads	2	11,000	179,685
Broad Creek Shopping Center	6	23,825	649,818
Columbus Village	1	3,403	200,000
Hanbury Village	2	55,586	1,082,118
Harper Hill Commons	1	41,520	373,680
Indian Lakes Crossing	1	50,311	592,385
Market at Mill Creek	1	7,014	63,000
Marketplace at Hilltop	1	4,211	99,843
North Point Center	4	280,556	1,146,700
Oakland Marketplace	1	45,000	186,347
Red Mill Commons	8	33,961	773,639
Sandbridge Commons	3	60,521	738,500
Stone House Square	1	3,650	181,500
Tyre Neck Harris Teeter	1	48,859	533,285
Total / Weighted Avg	**34**	**676,431**	**$6,810,500**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of March 31, 2020, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of March 31, 2020, divided by (b) total units available, as of such date expressed as a percentage.

(3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of March 31, 2020 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of March 31, 2020. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) The Company occupied 55,390 square feet at these two properties at an ABR of $1.7M, or $31.30 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table to the right.

(7) For the properties in our multifamily portfolio, ABR is calculated by multiplying (a) base rental payments for the month ended March 31, 2020 by (b) 12.

(8) The ABR for Liberty, Cosmopolitan, Johns Hopkins Village, Hoffler Place and 1405 Point excludes approximately $0.3M, $0.9M, $1.1M, $0.1M and $0.4M, respectively, from ground floor retail leases.

(9) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.

(10) Monthly rent per occupied unit is calculated by dividing total base rental payments for the month ended March 31, 2020 by the number of occupied beds.

(11) Occupancy calculation excludes 60 units that are offline for redevelopment.

AHH LISTED NYSE

DEVELOPMENT & REDEVELOPMENT PIPELINE

17

$ IN THOUSANDS

Projects	Property Type	Estimated[1]	% Leased or LOI	Schedule[1] Construction Start	Schedule[1] Initial Occupancy	Schedule[1] Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Under Development											
Summit Place (Meeting Street) Charleston, SC	Multifamily	357 beds	47%	3Q17	3Q20	4Q20	$56,000	$35,000	$53,000	90%	NA
Wills Wharf Baltimore, MD	Office	325,000 sf	68%	3Q18	2Q20	2Q21	120,000	76,000	98,000	100%	Canopy by Hilton, EY, WeWork
On Hold											
Chronicle Mill Belmont, NC	Multifamily	239 units / 10,000 sf	-	TBD	TBD	TBD	TBD	TBD	4,000	85%[3]	NA
Southern Post Roswell, GA	Mixed-use	138 units / 137,000 sf	-	TBD	TBD	TBD	TBD	TBD	9,000	80%[3]	TBD
Ten Tryon Charlotte, NC	Mixed-use	220,000 sf	38%	TBD	TBD	TBD	TBD	TBD	8,000	80%[3]	Publix, Fortune 100 office tenant
				Total Projects Under Development or On Hold			$176,000	$111,000	$172,000		
Delivered Not Stabilized											
Premier Retail (Town Center Phase VI) Virginia Beach, VA	Retail	39,000 sf	76%	4Q16	3Q18	3Q21	18,000	8,000	16,000	100%	Williams-Sonoma, Pottery Barn
						Total	$194,000	$119,000	$188,000		

Redevelopment	Property Type	% Leased or LOI	Out of Service	Construction Start	Anticipated Completion	Restabilized Operation[2]	Estimated Cost[1]	Cost to Date	Projected ROI	Scope
The Cosmopolitan Virginia Beach, VA	Multifamily	83%[4]	60 units	1Q18	TBD	TBD	$14,000	$9,000	9%	Renovate all 342 units including upgraded finishes, new cabinetry and flooring, energy efficient appliances, and LED lighting; modernize resident clubhouse, business center, and leasing office.
Columbus Village I Virginia Beach, VA	Mixed-use	95%	9,609 sf	2Q19	3Q20	4Q20	9,000	7,000	8%	Reposition 62,000 SF center to better incorporate within Town Center and add Virginia Beach Boulevard small shop frontage along with Shake Shack, Cava, Hand & Stone, European Wax Center , and new Barnes & Noble prototype.
Apex Entertainment Building (Former Dick's Sporting Goods) Virginia Beach, VA	Mixed-use	100%	84,000 sf	1Q20	4Q20	1Q21	8,000	1,000	7%	Revitalize 84,000 SF of big box retail space within Town Center into a destination entertainment concept for a new to market tenant, Apex Entertainment.
			Total Projects Under Redevelopment				$31,000	$17,000	8%	

	Q1 2020
Capitalized Interest	$1,548
Capitalized Overhead	$964

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition on page 29.
(3) Majority interest in joint venture with preferred return.
(4) Occupancy calculation excludes 60 units that are offline for redevelopment.

MEZZANINE INVESTMENTS 18 $ IN THOUSANDS Schedule(1) Principal Property % Leased Initial Mezzanine Mezzanine Type Estimated(1) or LOI Occupancy Loan Maturity Interest Rate Financing Interest QTD Investments with Discounted Purchase Options Nexton Square-Phase I Mixed-use 118,000 sf 99% 3Q19 4Q20 10% $14,000 $392 Summerville, SC Short Term Investments Delray Plaza (Whole Foods)(2) Retail 83,000 sf 100% 3Q19 4Q20 15% 12,000 489 Delray Beach, FL The Residences at Annapolis Junction(2) Multifamily 416 units 80% 3Q17 2Q20 10% 36,000 1,009 Annapolis Junction, MD Solis Apartments at Interlock Multifamily 349 units NA 4Q20 3Q22 13% 23,000 838 Atlanta, GA The Interlock Mixed-use 300,000 sf 74% 4Q20 3Q22 15% 67,000 2,403 Atlanta, GA Total $152,000 $5,131 Mezzanine Interest Expense (1,122) Net Mezzanine Interest Income $4,009 The Interlock Solis Apartments Atlanta, GA Atlanta, GA (1) Represents estimates that may change as the development process proceeds (2) Stopped GAAP recognition of mezzanine income as of 4/1/20

AHH LISTED NYSE

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

19

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price[1]	Reinvested 1031 Proceeds	$ Value of OP Units/Stock[2]	Cash Cap Rate	Purchase Date	Anchor Tenants
Thames Street Wharf	Baltimore, MD	263,426	$101,000	$ -	$ -	7.1%	2Q19	Morgan Stanley, JHU Medical
Red Mill Commons & Marketplace at Hilltop	Virginia Beach, VA	488,865	105,000	-	63,755	7.7%	2Q19	T.J. Maxx, Homegoods, Total Wine, Walgreens
Wendover Village III	Greensboro, NC	5,286	2,783	2,424	-	9.2%	1Q19	Verizon
Lexington Square	Lexington, SC	85,531	26,758	-	2,769	6.7%	3Q18	Lowes Foods
Parkway Centre	Moultrie, GA	61,200	11,200	-	1,624	6.4%	1Q18	Publix
Indian Lakes	Virginia Beach, VA	71,020	14,700	-	-	7.1%	1Q18	Harris Teeter, Wawa
Wendover Village Outparcel	Greensboro, NC	35,895	14,300	7,900	-	7.7%	3Q17	Panera, Rooms to Go Kids
Renaissance Square	Davidson, NC	80,468	17,085	-	-	7.1%	4Q16	Harris Teeter
Columbus Village II	Virginia Beach, VA	92,061	26,200	-	26,200	5.6%	4Q16	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	9,160	-	2,475	7.8%	3Q16	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	38,585	-	17,485	7.3%	2Q16	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	170,500	87,000	-	7.2%	1Q16	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	26,200	14,000	-	7.3%	3Q15	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	8,600	3,600	-	7.3%	3Q15	BiLo
Columbus Village	Virginia Beach, VA	65,746	21,025	-	14,025	6.4%	3Q15	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	39,555	15,200	4,155	7.4%	2Q15	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	19,662	-	9,662	7.3%	3Q14	Old Navy, Best Buy
Total/Weighted Average		3,042,449	$652,313	$130,124	$142,150	7.2%		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	Anchor Tenants
Lightfoot Marketplace	Williamsburg, VA	124,715	$30,275	$11,800	$4,477 [4]	5.8%	3Q19	Harris Teeter
Indian Lakes Wawa	Virginia Beach, VA	6,047	4,400	4,400	-	5.4%	2Q18	Wawa
Commonwealth of VA Buildings	Virginia Beach & Chesapeake, VA	47,366	13,150	8,000	4,194	6.8%	3Q17	Commonwealth of VA
Greentree Wawa	Chesapeake, VA	5,088	4,600	4,400	3,396	5.0%	1Q17	Wawa
Oyster Point[3]	Newport News, VA	100,139	6,500	-	3,793	16.4%	3Q16	GSA
Non-Core Retail Portfolio	Various	174,758	12,850	12,600	(27)	7.1%	2Q16 - 3Q16	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	78,000	77,000	26,674	7.9%	1Q16	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	30,000	10,000	4,987	6.7%	4Q15	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	35,625	17,600	7,210	5.7%	2Q15	NA
Sentara Williamsburg	Williamsburg, VA	49,200	15,450	15,200	6,197	6.3%	1Q15	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	8,900	7,400	2,211	6.3%	4Q14	Virginia Natural Gas
Total/Weighted Average		899,282 sf/ 203 units	$239,750	$168,400	$63,112	7.0%		

(1) Contractual purchase price.
(2) Value of OP Units/Stock at issuance.
(3) Anchor tenant vacated 12/31/16, which would represent a 2.5% Cash Cap Rate.
(4) Includes JV interest in the property.

CONSTRUCTION BUSINESS SUMMARY 20 $ IN THOUSANDS Total Contract Work in Place as Estimated Date Highlighted Projects Location Value of 3/31/2020 Backlog of Completion The Interlock Atlanta, GA $93,671 $60,692 $32,979 3Q 2020 Solis Apartments at Interlock Atlanta, GA 64,097 23,840 40,257 1Q 2021 Boulders Lakeside Apartments Chesterfield, VA 35,707 15,852 19,855 1Q 2021 27th Street Garage and Apartments Virginia Beach, VA 79,550 14,298 65,252 3Q 2021 Holly Springs Apartments Holly Springs, NC 34,729 193 34,536 4Q 2021 Sub Total 307,754 114,875 192,879 All Other Projects 293,730 250,967 42,763 Total $601,484 $365,842 $235,642 Gross Profit Summary Trailing 12 Q1 2020 Months (Unaudited) Revenue $47,268 $136,091 Expense (45,550) (130,802) Gross Profit $1,718 $5,289 The Interlock Atlanta, GA

AHH LISTED NYSE

SAME STORE NOI BY SEGMENT

21

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX ON PG. 33)

	Three months ended			
	3/31/2020	3/31/2019	$ Change	% Change
		(Unaudited)		
Office[1]				
Revenue	$5,303	$5,326	($23)	-0.4%
Rental Expenses[2]	1,402	1,346	56	4.2%
Real Estate Taxes	554	513	41	8.0%
Net Operating Income	$3,347	$3,467	($120)	-3.5%
Retail[1]				
Revenue	$15,909	$15,587	$322	2.1%
Rental Expenses[2]	2,088	2,129	(41)	-1.9%
Real Estate Taxes	1,765	1,667	98	5.9%
Net Operating Income	$12,056	$11,791	$265	2.2%
Multifamily[1]				
Revenue	$5,620	$5,449	$171	3.1%
Rental Expenses[2]	1,671	1,690	(19)	-1.1%
Real Estate Taxes	422	396	26	6.6%
Net Operating Income	$3,527	$3,363	$164	4.9%
Same Store Net Operating Income (NOI)	$18,930	$18,621	$309	1.7%
GAAP Adjustments	(235)	(570)	335	
Same store portfolio NOI, cash basis	$18,695	$18,051	$644	3.6%
NOI, Cash Basis:				
Office	$3,306	$3,136	$170	5.4%
Retail	11,905	11,653	252	2.2%
Multifamily	3,484	3,262	222	6.8%
	$18,695	$18,051	$644	3.6%
NOI:				
Office	$3,347	$3,467	($120)	-3.5%
Retail	12,056	11,791	265	2.2%
Multifamily	3,527	3,363	164	4.9%
	$18,930	$18,621	$309	1.7%

(1) See page 30 for Same Store vs. Non - Same Store Properties.

(2) Excludes expenses associated with the Company's in house asset management division of $419K and $402K for the 3 months ended 3/31/2020 & 3/31/2019, respectively.

AHH LISTED NYSE

TOP 10 TENANTS BY ABR[1]

22

$ IN THOUSANDS AS OF MARCH 31, 2020

Office Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Morgan Stanley	2	2023 ; 2027	$ 5,879	16.8%	4.2%
Clark Nexsen	1	2029	2,639	7.6%	1.9%
WeWork	1	2034	2,259	6.5%	1.6%
Duke University	1	2029	1,579	4.5%	1.1%
Huntington Ingalls	1	2029	1,513	4.3%	1.1%
Mythics	1	2030	1,211	3.5%	0.9%
Johns Hopkins Medicine	1	2023	1,118	3.2%	0.8%
Pender & Coward	1	2030	926	2.7%	0.7%
Kimley-Horn	1	2027	894	2.6%	0.6%
Troutman Sanders	1	2025	889	2.5%	0.6%
Top 10 Total			**$ 18,907**	**54.2%**	**13.5%**

Retail Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Harris Teeter/Kroger	10	2020 - 2035	$ 5,645	8.4%	4.0%
Lowes Foods	2	2037 ; 2039	1,976	3.0%	1.4%
Bed, Bath, & Beyond	4	2022 ; 2025	1,751	2.6%	1.2%
Regal Cinemas	2	2022 - 2024	1,713	2.6%	1.2%
PetSmart	5	2022 - 2025	1,461	2.2%	1.0%
Food Lion	3	2022 - 2024	1,315	2.0%	0.9%
Petco	4	2022 - 2030	892	1.3%	0.6%
Weis Markets	1	2028	802	1.2%	0.6%
Total Wine & More	2	2024 ; 2027	765	1.1%	0.5%
Ross Dress for Less	2	2022 ; 2025	762	1.1%	0.5%
Top 10 Total			**$ 17,082**	**25.5%**	**11.9%**

(1) Includes leases from the development and redevelopment properties that have been delivered, but not stabilized.

AHH LISTED NYSE

LEASE SUMMARY

23

OFFICE

Renewal Lease Summary

					GAAP			Cash					
Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q1 2020	1	17,194	4	7,373	$ 32.77	$30.32	8.1%	$ 29.75	31.40	-5.3%	8.00	$ 1,004,346	$58.41
Q4 2019	2	8,147	1	3,929	25.43	24.23	4.9%	24.74	25.69	-3.7%	4.06	64,668	7.94
Q3 2019	1	1,120	4	26,201	38.50	37.00	4.1%	38.50	37.00	4.1%	2.00	1,725	1.54
Q2 2019	1	30,009	1	5,253	20.37	21.71	-6.1%	19.00	23.77	-20.1%	5.00	114,589	3.82

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Weighted Average Lease Term	TI & LC	TI & LC per SF
Q1 2020	1	3,186	$26.50	5.00	$112,578	$35.34
Q4 2019	1	2,363	23.75	6.00	138,300	58.53
Q3 2019	7	21,345	24.73	5.30	716,641	33.57
Q2 2019	4	22,712	27.11	8.60	1,122,865	49.44

RETAIL

Renewal Lease Summary

					GAAP			Cash					
Quarter	Number of Leases Signed	Net Rentable SF Signed	Leases Expiring	Net Rentable SF Expiring	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Contractual Rent per SF	Prior Rent per SF	Releasing Spread	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q1 2020	3	35,767	16	158,218	$13.11	$12.98	1.0%	$ 13.15	13.00	1.1%	4.81	$74,321	$2.08
Q4 2019	23	110,368	14	34,291	17.94	16.79	6.9%	17.87	17.15	4.2%	5.25	202,576	1.84
Q3 2019	28	201,931	8	14,338	16.44	15.47	6.3%	16.32	15.72	3.9%	5.14	568,379	2.81
Q2 2019	19	193,546	12	36,364	13.37	12.64	5.7%	13.37	12.84	4.1%	4.87	137,547	0.71

New Lease Summary[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Contractual Rent per SF	Weighted Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q1 2020	7	13,073	$18.33	5.24	$184,426	$14.11
Q4 2019	12	72,921	17.50	10.02	3,207,564	43.99
Q3 2019	5	14,720	20.60	9.60	733,422	49.82
Q2 2019	7	31,696	27.36	9.41	1,857,154	58.59

OFFICE LEASE EXPIRATIONS 24 AS OF MARCH 31, 2020 % Portfolio Net % of Portfolio Annualized Base Number of Leases Square Footage of Rentable Square Annualized Base Annualized Base Rent per Leased Year Expiring Leases Expiring Feet Rent Rent Square Foot Available - 44,302 3.4% $ - - $ - M-T-M 2 0 - 2,400 - - 2020 8 21,641 1.7% 669,935 1.9% 30.96 2021 12 48,532 3.7% 1,337,860 3.8% 27.57 2022 10 54,082 4.1% 1,487,997 4.3% 27.51 2023 12 103,647 7.9% 2,723,325 7.8% 26.28 2024 10 134,075 10.3% 3,248,397 9.3% 24.23 2025 16 137,605 10.5% 4,044,721 11.6% 29.39 2026 8 36,863 2.8% 926,963 2.7% 25.15 2027 4 244,864 18.7% 7,036,462 20.1% 28.74 2028 7 69,036 5.3% 1,979,242 5.7% 28.67 2029 7 242,709 18.6% 6,176,768 17.7% 25.45 2030 6 107,801 8.2% 3,043,135 8.7% 28.23 Thereafter 1 62,098 4.8% 2,259,126 6.4% 36.38 Total / Weighted Average 103 1,307,255 100.0% $ 34,936,331 100.0% $ 27.66 Square Feet % of Portfolio 300,000 25.0% Under Lease ABR 250,000 20.0% 2,500 or less 3% 200,000 2,501-10,000 14% 15.0% 150,000 10,001-20,000 16% 10.0% 20,001-40,000 21% 100,000 40,001-100,000 30% 5.0% 50,000 Greater than 100,000 16% - 0.0% Office Portfolio Total 100% Leased Square Feet % ABR of Office Portfolio

AHH LISTED NYSE

RETAIL LEASE EXPIRATIONS

25

AS OF MARCH 31, 2020

Year	Number of Leases Expiring	Square Footage of Leases Expiring[(1)]	% Portfolio Net Rentable Square Feet	Annualized Base Rent[(1)]	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	-	172,605	4.1%	$ -	-	$ -
M-T-M	5	10,500	0.2%	251,932	0.4%	23.99
2020	45	185,983	4.4%	2,766,441	4.1%	14.87
2021	91	351,636	8.4%	6,796,036	10.2%	19.33
2022	87	502,490	11.9%	8,254,616	12.3%	16.43
2023	90	518,121	12.3%	8,487,650	12.7%	16.38
2024	85	524,109	12.5%	8,623,779	12.9%	16.45
2025	69	592,430	14.1%	8,217,231	12.3%	13.87
2026	28	166,357	4.0%	3,285,448	4.9%	19.75
2027	21	134,265	3.2%	2,920,596	4.4%	21.75
2028	24	252,999	6.0%	3,523,589	5.3%	13.93
2029	23	108,253	2.6%	2,158,462	3.2%	19.94
2030	17	98,880	2.3%	1,984,845	3.0%	20.07
Thereafter	26	590,318	14.0%	9,665,130	14.4%	16.37
Total / Weighted Average	**611**	**4,208,946**	**100.0%**	**$ 66,935,755**	**100.0%**	**$ 16.58**


700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Thereafter
Leased Square Feet
% ABR of Retail Portfolio

Square Feet Under Lease	% of Portfolio ABR
2,500 or less	15%
2,501-10,000	33%
10,001-20,000	14%
20,001-40,000	15%
40,001-100,000	22%
Greater than 100,000	1%
Retail Portfolio Total	**100%**

(1) Includes leases from properties in development, redevelopment, and delivered, not yet stabilized.

26 APPENDIX DEFINITIONS & RECONCILIATIONS Town Center Virginia Beach, VA

DEFINITIONS 27 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives, provision for unrealized credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO.

DEFINITIONS 28 ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, proceeds from the sale of a purchase option (in excess of amounts recognized in net income), straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ADJUSTED EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, and including cash ground rent payments for finance leases. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. CORE EBITDA: We calculate Core EBITDA as Adjusted EBITDA, excluding certain items, including, but not limited to, the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. CORE DEBT: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash.

DEFINITIONS 29 SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

AHH
LISTED
NYSE

SAME STORE VS. NON-SAME STORE PROPERTIES

30

	Three Months Ended 3/31/2020 to 2019	
	Same Store	Non-Same Store
Retail Properties		
249 Central Park Retail	X	
Alexander Pointe	X	
Bermuda Crossroads	X	
Broad Creek Shopping Center	X	
Broadmoor Plaza	X	
Brooks Crossing (Retail)		X
Columbus Village		X
Columbus Village II	X	
Commerce Street Retail	X	
Courthouse 7-Eleven	X	
Apex Entertainment		X
Dimmock Square	X	
Fountain Plaza Retail	X	
Greentree Shopping Center	X	
Gainsborough Square	X	
Hanbury Village	X	
Harper Hill Commons	X	
Harrisonburg Regal	X	
Indian Lakes Crossing	X	
Lexington Square	X	
Market at Mill Creek		X
Marketplace at Hilltop		X
North Hampton Market	X	
North Point Center	X	
Oakland Marketplace	X	
Parkway Centre	X	
Parkway Marketplace	X	
Patterson Place	X	
Perry Hall Marketplace	X	
Premier Retail		X
Providence Plaza	X	

	Three Months Ended 3/31/2020 to 2019	
	Same Store	Non-Same Store
Retail Properties (Continued)		
Red Mill Commons		X
Renaissance Square	X	
Sandbridge Commons	X	
Socastee Commons	X	
South Retail	X	
South Square	X	
Southgate Square	X	
Southshore Shops	X	
Stone House Square	X	
Studio 56 Retail	X	
Tyre Neck Harris Teeter	X	
Wendover Village	X	
Wendover Village II	X	
Wendover Village III		X
Office Properties		
4525 Main Street	X	
Armada Hoffler Tower	X	
Brooks Crossing (Office)		X
One City Center		X
One Columbus	X	
Thames Street Wharf		X
Two Columbus	X	
Multifamily Properties		
1405 Point		X
Encore Apartments	X	
Greenside Apartments		X
Hoffler Place		X
Johns Hopkins Village	X	
Liberty Apartments	X	
Premier Apartments		X
Smith's Landing	X	
The Cosmopolitan		X

RECONCILIATION TO PROPERTY PORTFOLIO NOI 31 $ IN THOUSANDS Three months ended 3/31 2020 2019 Office Same Store(1) Rental revenues $5,303 $5,326 Property expenses 1,956 1,859 NOI 3,347 3,467 Non-Same Store NOI(2) 3,153 77 Segment NOI $6,500 $3,544 Retail Same Store(1) Rental revenues $15,909 $15,587 Property expenses 3,853 3,796 NOI 12,056 11,791 Non-Same Store NOI(2) 3,169 1,055 Segment NOI $15,225 $12,846 Multifamily Same Store(1) Rental revenues $5,620 $5,449 Property expenses 2,093 2,086 NOI 3,527 3,363 Non-Same Store NOI(2) 3,329 1,303 Segment NOI $6,856 $4,666 Total Property Portfolio NOI $28,581 $21,056 (1) See page 30 for the Same Store vs. Non-Same Store properties (2) Includes expenses associated with the Company’s in house asset management division.

RECONCILIATION TO PROPERTY PORTFOLIO NOI 32 $ IN THOUSANDS Three months ended 3/31/2020 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $2,912 $12,635 $4,994 $20,541 GAAP Adjustments 396 660 29 1,085 Elimination of intercompany rent (72) - - (72) NOI $3,236 $13,295 $5,023 $21,554 Town Center of Virginia Beach NOI - Cash Basis $3,503 $1,944 $1,812 $7,259 GAAP Adjustments 40 (155) 21 (94) Elimination of intercompany rent (279) (65) - (344) NOI $3,264 $1,724 $1,833 $6,821 NOI Diversified Portfolio $3,236 $13,295 $5,023 $21,554 Town Center of Virginia Beach 3,264 1,724 1,833 6,821 Unstabilized Properties - 206 - 206 Total Property Portfolio NOI $6,500 $15,225 $6,856 $28,581

RECONCILIATION TO GAAP NET INCOME 33 $ IN THOUSANDS Three months ended 3/31/2020 Total Rental General Contracting & Office Retail Multifamily Properties Real Estate Services Total Segment revenues $ 10,192 $ 20,411 $ 11,686 $ 42,289 $ 47,268 $ 89,557 Segment expenses 3,692 5,186 4,830 13,708 45,550 59,258 Net operating income $ 6,500 $ 15,225 $ 6,856 $ 28,581 $ 1,718 $ 30,299 Depreciation and amortization (14,279) Amortization of right-of-use assets - finance leases (147) General and administrative expenses (3,793) Acquisition, development and other pursuit costs (27) Impairment charges (158) Interest income 7,226 Interest expense (7,959) Interest expense - finance leases (229) Change in fair value of interest rate derivatives (1,736) Other income (loss) benefit 58 Provision for unrealized credit losses (377) Income tax benefit 257 Net income $ 9,135 Net loss attributable to noncontrolling interest in investment entities 92 Preferred stock dividends (1,067) Net income attributable to AHH and OP unit holders $ 8,160